SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                October 17, 2007

Who’s Your Daddy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-33519	98-0360989
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 108, Carlsbad, California 92008

(Address of Principal Executive Offices) (Zip Code)

(760) 438-5470

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.01     Regulation FD Disclosure

(a)  Reverse Stock Split

On October 16, 2007, Who’s Your Daddy, Inc. (the “Company”) issued a press release announcing that the Company’s board of directors and its shareholders approved a reverse stock split of the Company’s common stock (the “Reverse Stock Split”).  In the Reverse Stock Split, each 6 outstanding shares of Common Stock will be combined into one share of Common Stock.  All outstanding options, warrants, convertible notes or other rights convertible into or exercisable for shares of Common Stock will be adjusted in accordance with their terms and pursuant to the ratio of the Reverse Stock Split.  No fractional shares will be issued in connection with the Reverse Stock Split.  Shareholders who are entitled to a fractional share will receive a whole share.  Following the Reverse Stock Split, the Company will have approximately 7,000,000 shares outstanding.

The company expects to effectuate the Reverse Stock Split no later than October 31, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

(b)  Termination of Letter of Intent

On October 16, 2007, the Company issued a press release announcing the termination of its letter of intent to acquire substantially all the assets of King of Energy San Diego, Inc. (“KOE”), a distributor based in San Diego, California.  KOE is ceasing its operations, and currently has a payable outstanding to the Company of approximately $117,000.  To partially offset this debt, the Company took back approximately $50,000 in product at its wholesale value.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking and Cautionary Statements

This report and the press release attached to this Form 8-K contain "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act.  Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations.  Some forward-looking statements may be identified by use of terms such as "expects," "anticipates," "intends," "estimates," "believes," "projects," "should," "will," "plans" and similar words.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected.  These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Company, which should be considered in conjunction with the cautionary statements identified from time to time in the Company’s filings with the Securities and Exchange Commission.  Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized.  The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibit No.	Description
99.1	Press Release dated October 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Who’s Your Daddy, Inc.

Date: October 17, 2007	By:	/s/ Edon Moyal

Name: Edon Moyal Title: Chief Executive Officer